                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 19, 2001

                              THOMASTON MILLS, INC.
                              ---------------------
             (Exact name of registrant as specified in its charger)


             GEORGIA                    0-1915           NO. 58-0460470
   ----------------------------------------------------------------------
   (State or other jurisdiction      (Commission         (IRS Employer
         of incorporation)             File No.)      Identification No.)


       115 East Main Street, P.O. Box 311, Thomaston, Georgia   30286-0004
       -------------------------------------------------------------------
       (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (706) 647-7131
                                                           --------------


                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)

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Item 3. Bankruptcy or Receivership

         On June 19, 2001, Thomaston Mills, Inc. ("Thomaston") filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Middle District of Georgia, Macon Division,
Case No. 01-52544.

         A copy of the press release issued by Thomaston on June 19, 2001, announcing its filing with the Bankruptcy Court, is attached hereto as exhibit
99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

         (c)      Exhibits - the following exhibits are filed herewith:

Exhibit No.       Exhibit
-----------       --------
  99.1            Press release dated June 19, 2001 announcing the filing of a voluntary petition for reorganization under Chapter 11 of the
                  U.S. Bankruptcy Code.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     THOMASTON MILLS, INC.
                                     ---------------------
                                     (Registrant)


Date: June 25, 2001                  By:    /s/ A. William Ott
                                            ------------------------------------
                                     Name:  A. William Ott
                                     Title: Acting President and Chief Executive
                                             Officer


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                                  EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------
  99.1            Press release dated June 19, 2001 announcing the filing of a voluntary petition for reorganization under Chapter 11 of the
                  U.S. Bankruptcy Code.